UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

current report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 14, 2014

NEWBRIDGE BANCORP

(Exact Name of Registrant as Specified in Charter)

North Carolina	000-11448	56-1348147
State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1501 Highwoods Boulevard, Suite 400,	27410
Greensboro North Carolina
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (336) 369-0900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INDEX

Page

Item 2.03 – Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant	3

Item 8.01 – Other Events	3

Item 9.01 – Financial Statements and Exhibits	3

Signatures	5

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Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On March 14, 2014, NewBridge Bancorp (the “Company”) entered into a Subordinated Note Purchase Agreement with 14 accredited investors under which the Company issued an aggregate of $15.5 million of subordinated notes (the “Notes”) to the accredited investors, including members of the Company’s board of directors. The Notes have a maturity date of March 14, 2024. The Notes bear interest, payable on the 1st of January and July of each year, commencing July 1, 2014, at a fixed interest rate of 7.25% per year.

The Notes are not convertible into common stock or preferred stock, and are not callable by the holders. The Company has the right to prepay the Notes, in whole or in part, without premium or penalty, at any time on or after March 14, 2019 and prior to the maturity date, but in all cases in a principal amount with integral multiples of $1,000, plus all accrued and unpaid through the date of prepayment.

If an event of default occurs, such as the bankruptcy of the Company, the holder of a Note may declare the principal amount of the Note to be due and immediately payable. The Notes will be unsecured, subordinated obligations of the Company and will rank junior in right of payment to the Company’s senior indebtedness and to the Company’s obligations to its general creditors.

The Notes are intended to qualify as Tier 2 capital for regulatory purposes. The Company expects to use most of the net proceeds from the sale of the Notes to redeem its outstanding shares of Fixed Rate Cumulative Perpetual Preferred Stock, Series A, which it issued to the U.S. Treasury in 2008 pursuant to its participation in the Capital Purchase Program.

The Notes were offered and sold in reliance on the exemptions from registration provided by Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D thereunder. Accordingly, the Notes were offered and sold exclusively to persons who are “accredited investors” within the meaning of Rule 501(a) of Regulation D.

This description of the Notes does not purport to be complete and is qualified in its entirety by reference to the form of Subordinated Note which is attached as Exhibit 4.1 hereto and is incorporated herein by reference.

Item 8.01.	Other events.

On March 14, 2014, NewBridge Bancorp issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(c)           Exhibits.

The following exhibits are filed herewith:

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Exhibit No.	Description of Exhibit

Exhibit 4.1	Form of Subordinated Note

Exhibit 10.1	Form of Subordinated Note Purchase Agreement

Exhibit 99.1	Press release of NewBridge Bancorp, dated March 14, 2014.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWBRIDGE BANCORP

Dated: March 14, 2014	By:	/s/ Ramsey K. Hamadi
Ramsey K. Hamadi
Senior Executive Vice President and
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit

Exhibit 4.1	Form of Subordinated Note

Exhibit 10.1	Form of Subordinated Note Purchase Agreement

Exhibit 99.1	Press release of NewBridge Bancorp, dated March 14, 2014.

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